Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated August 30, 2013
to
The Appleton Group PLUS Fund
Prospectus
dated June 28, 2013

In order to reduce the Total Annual Fund Operating Expenses, effective September 1, 2013, The Appleton Group, LLC, the investment advisor to the Fund, has agreed pursuant to an operating expense limitation agreement, to increase its waiver of its management fees and/or reimbursement of Fund expenses to ensure that Total Annual Fund Operating Expenses do not exceed 1.60% of the Fund’s average net assets. Previously, the expense cap was 2.00%.

The following table and related text on Page 1 of the Prospectus are replaced in their entirety by the following:

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses1	0.53%
Acquired Fund Fees and Expenses	0.27%
Total Annual Fund Operating Expenses	2.05%
Less Fee Waiver and/or Expense Reimbursement	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement2,3	1.87%
1     Other Expenses have been restated to reflect material changes to the operating expenses of the Fund made subsequent to the Fund’s fiscal year ended February 28, 2013.  As a result, Total Annual Fund Operating Expenses do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus.
2     Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus, which do not include Acquired Fund Fees and Expenses.
3     Pursuant to an operating expense limitation agreement between the Fund’s investment advisor, The Appleton Group, LLC (the “Advisor”) and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.60% of the Fund’s average net assets at least through June 28, 2014.  The operating expense limitation agreement can be terminated only by, or with the consent of the Trust’s Board of Trustees (the “Board of Trustees”).  The Advisor is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitation on the Fund’s expenses.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through June 28, 2014.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$190	$619	$1,081	$2,360

The text of the paragraph on Page 13 of the Prospectus entitled “Fund Expenses” is replaced in its entirety by the following:

Fund Expenses. The Fund is responsible for its own operating expenses.  However, pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has agreed to waive its management fees and/or reimburse expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees, extraordinary and non-recurring expenses and acquired fund fees and expenses) do not exceed an annual rate of 1.60% of the Fund’s average daily net assets.  Any waiver of advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years.  Any such reimbursement will be reviewed and approved by the Board of Trustees.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses.  This operating expense limitation agreement is in effect through at least June 28, 2014, and can be terminated only by, or with the consent of, the Board of Trustees.

Please retain this supplement with your Prospectus